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                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549
                                 _______________



                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                        SECURITIES EXCHANGE ACT OF 1934


                Date of Report (Date of earliest event reported):
                                NOVEMBER 4, 2002



                            PAVING STONE CORPORATION
               (Exact Name of Registrant as Specified in Charter)



        NEVADA                   000-30051                     88-0443120
(State  or  Other               (Commission                 (IRS  Employer
Jurisdiction  of                File  Number)               Identification  No.)
Incorporation)

1760 N.W. 22ND COURT
POMPANO BEACH, FL                                                     33069
(Address of Principal Executive Offices)                            (Zip Code)

       Registrant's telephone number, including area code: (954) 971-3235

                                 NOT APPLICABLE
          (Former Name or Former Address; if Changed Since Last Report)

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ITEM  5.     OTHER  EVENTS.
-------      -------------


     On November 5, 2002 Paving Stone Corporation (the "Company") announced it had entered into an agreement with Fusion Capital Fund II, LLC to sell $15 million of its common stock. A copy of the Company's press release along with the Company's Common Stock Purchase Agreement and Form of Registration Rights Agreement with Fusion Capital Fund II, LLC are attached as Exhibits to this Current Report on Form 8-K.

ITEM  7.     FINANCIAL  STATEMENTS,PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.
-------      ------------------------------------------------------------------

(c)     Exhibits.

        Exhibit
        Number      Description
        ------      -----------

        99.1        Press  Release  dated  November  5,  2002

        99.2 Common Stock Purchase Agreement between the Company and Fusion Capital Fund II, LLC dated November 4, 2002

        99.3 Form of Registration Rights Agreement between the Company and Fusion Capital Fund II, LLC
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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


November  8,  2002                         PAVING  STONE  CORPORATION

                                           By:  /s/  Jace  Simmons
                                                ------------------
                                                Jace  Simmons
                                                Chief  Financial  Officer
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                                  EXHIBIT INDEX
                                  -------------


EXHIBIT       EXHIBIT
NUMBER        DESCRIPTION
------        -----------

99.1          Press  Release  dated  November  5,  2002

99.2          Common  Stock  Purchase  Agreement  between the Company and Fusion
              Capital  Fund  II,  LLC  dated  November  4,  2002

99.3 Form of Registration Rights Agreement between the Company and Fusion Capital Fund II, LLC

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